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                                                                    Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent accountants, we hereby consent to the use of our report dated April 16, 1997 and all references to our Firm included in the Form 10-K filing of Computron Software, Inc. for the year ended December 31, 1997.



                                            ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 20, 1998